SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                January 12, 2000
                             ------------------------
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                         1-10312                          58-1134883
------------                   ----------------                  -------------
(State of                      (Commission File                  (IRS Employer
  Incorporation)                Number)                         Identification
                                                                  Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                         -------------------------------
                         (Registrant's Telephone Number)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
------   -------------

         On January 12, 2000, Synovus Financial Corp. (Registrant") announced earnings for the year ended December 31, 1999.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

         (a) Financial Statements - None.

         (b) Pro Forma Financial Information - None.

         (c) Exhibits

             99.1 - Registrant's press release, January 12, 2000

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SYNOVUS FINANCIAL CORP.
                                             ("Registrant")


Dated: January 12, 2000                      By:/s/ Kathleen Moates
       -----------------------                  --------------------------------
                                                    Kathleen Moates
                                                    Deputy General Counsel

                                  Exhibit Index

Exhibit Number                         Description
--------------                         ------------
99.1                                   Registrant's
                                       press release
                                       dated January 12, 2000



































                                                         5

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